UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number      811-08510
Matthews International Funds
(Exact name of registrant as specified in charter)
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)
G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)
Registrant’s telephone number, including area code: 415-788-6036
Date of fiscal year end: December 31
Date of reporting period: September 30, 2005
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedules of Investments are attached herewith.

Matthews Asian Funds
THIRD QUARTER REPORT
SEPTEMBER 30, 2005
Asia Pacific Fund Pacific Tiger Fund Asian Growth and Income Fund Asian Technology Fund China Fund Japan Fund Korea Fund

Matthews Asian Funds
Investing in the future
of Asia since 1994
Free e-mail communications on Asia and the Funds are available at www.matthewsfunds.com
· Asia Weekly
· Asia Insight (monthly)
· AsiaNow Special Reports
· Occasional Fund Updates

C O N T E N T S

MESSAGE TO SHAREHOLDERS
FROM THE INVESTMENT ADVISOR
Dear Shareholder,
Asian markets rallied strongly in the third quarter, following a generally lackluster start to the year. Following these rallies, total returns for most Asian markets were generally positive for the year to date, in spite of a backdrop of concerns ranging from rising oil prices and interest rates to ongoing debate over the sustainability of rapid growth in the region’s two most populous countries, India and China. Asian regional financial markets have enjoyed relatively strong performance over the past five years as economic growth in much of the region has outpaced that of the rest of the world. However, this growth has depended in large part on the exceptional performance of the mainland Chinese economy and, more recently, that of India, while the largest economy in the region, Japan, has continued to sputter.
In that respect, perhaps the most noteworthy event of the third quarter was the strong rally in the Japanese equity market following the surprise election called by Prime Minister Koizumi, and the public’s apparent support of his reform program for the Japanese postal system. This rally was accompanied by reports of continued improvement in the Japanese economy and the suggestion that Japan’s apparently ultra-easy monetary policy was starting to have a positive impact. While there have been many premature signs of recovery in the Japanese economy over the past several years, the prospect of true reform at the heart of what remains one of the world’s largest pools of savings is perhaps more encouraging than any short-term sign of economic recovery. While we remain confident of the long-term prospects for the region outside of Japan, we believe that continued reforms in the Japanese financial markets are key to the medium-term prospects for the region.
While we were encouraged by macroeconomic developments in Japan during the third quarter, we were disappointed by the relative performance of the Funds’ Japanese portfolios over the period. With our primary focus on longer time horizons, we are aware that our Japanese exposure generally lagged the benchmarks for the three months ended September 30. Over the past three to five years, our portfolios in Japan have benefited from a diverse range of companies in Japan, strongly helped by positions in Japanese financials. While financials generally performed well
2       MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005
in the third quarter, the individual positions in financial stocks in the Funds’ Japanese portfolios underperformed over this period. We have not made any dramatic changes to the Funds’ Japanese portfolios in recent months and remain confident in our longer-term stock selection. By contrast, we were pleased with our stock selection in South Korea in the third quarter, helped in particular by a strong showing from pharmaceutical companies. Elsewhere in the region for the quarter, we were satisfied with the Funds’ relative performance.
Oil prices continued to rise in the third quarter, presenting perhaps the biggest challenge faced by regional economies since the end of the financial crisis in 1999. While to date this has not had a significant impact on economic growth in the region, the recent increases are undoubtedly starting to bite. Historically, a number of countries in Asia—most notably India, China and Indonesia—have attempted to cushion the impact of oil price volatility by “subsidizing” prices for end users. These subsidies have taken various forms but generally have come under pressure as oil moved to more than $60 a barrel. While we believe that Asian economies can withstand higher prices, we are concerned that the impact of subsidies around the region can cause dislocations and imbalances and may lead to short-term volatility.
The start of reforms to the Japanese postal savings system and the continued reform effort in China provide long-term reasons for optimism about the economic prospects for Asia. In the near term, the twin threats of rising oil prices and rising interest rates present a challenge to those growth prospects.
The timetable for the full opening of the Chinese economy, including the eventual opening of the currency market on the capital account, has for many years been subject to progress being made on substantive reform of China’s banking system. While no one can be certain of the final outcome, there can be no doubt that in recent months, very significant progress has been made toward Chinese banking reform. The pace and scale of foreign bank investments in mainland banks of
800.789.ASIA [2742 ]      www.matthewsfunds.com       3

MESSAGE TO SHAREHOLDERS
all sorts has been dramatic so far in 2005; this trend continued to accelerate in the third quarter. There continues to be much discussion as to how sustainable China’s rate of economic growth is in the short term, but we believe this is far less critical for long-term investors in the region than is the eventual success of the banking reform program, and we are encouraged by recent developments.
The start of reforms to the Japanese postal savings system and the continued reform effort in China provide long-term reasons for optimism about the economic prospects for Asia. In the near term, the twin threats of rising oil prices and rising interest rates present a challenge to those growth prospects. For all of the Funds’ portfolios, we remain focused on identifying strong long-term growth companies selling at reasonable prices that can withstand the near-term uncertainties and benefit from what we continue to believe will be a long period of relative prosperity for an Asian region that understands the benefits of allowing the markets to operate as freely as possible.
On a separate subject, we are pleased to announce the addition of the Matthews India Fund to the fund family. Launched on October 31, 2005, the Fund’s investment objective is long-term capital appreciation and, under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets in publicly traded common stocks, preferred stocks and convertible securities of Indian companies. For more information, please refer to the Fund’s prospectus, which can be obtained at the Funds’ web-site at www.matthewsfunds.com.
Thank you for your continued support.
G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC
Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC
INTRODUCING THE MATTHEWS INDIA FUND
LAUNCHED ON OCTOBER 31, 2005
For information on this new Fund and its investment objectives, please visit www.matthewsfunds.com
4     MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005
REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.
Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.
Fund Holdings: The Fund holdings shown in this report are as of September 30, 2005. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended November 30, 2004. The Funds changed their fiscal year-end to December 31 in 2004. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].
Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2005, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.
You should consider the investment objectives, risks, charges and expenses of the Matthews Asian Funds carefully before making an investment decision. A prospectus with this and other information about the Funds may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.
The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.
800.789.ASIA [2742 ]      www.matthewsfunds.com       5

MATTHEWS ASIA PACIFIC FUND

PORTFOLIO MANAGEMENT	SYMBOL: MPACX
Lead Manager: Mark W. Headley
Co-Managers: G. Paul Matthews, Richard H. Gao and Andrew T. Foster
The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia Pacific.
The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
The Matthews Asia Pacific Fund gained 10.06% during the three months ended September 30, 2005, underperforming both the MSCI All Country Asia Pacific Index and the Lipper Pacific Region Funds Category Average, which returned 15.14% and 14.97%, respectively. The relatively poor performance of the Fund’s holdings in Japan was a primary reason for the underperformance. Since its inception, the Fund has underweighted the large Japanese market.
The Fund’s performance for the quarter was dominated by returns from its positions in North Asia, including Japan, Korea and China. Financials bounced back strongly during the period, and technology and telecommunications holdings were also major contributors to positive Fund performance, with core positions in China taking the lead. Korean stocks saw one of the broadest rallies in recent memory, and the market managed to break an 11-year high in local currency terms. Indonesia was the primary area of significant weakness, along with several holdings in Japan. Indonesia has suffered from higher energy prices, and its currency weakened as investors became concerned that the government was too weak to make the necessary fiscal adjustments.
Overall, the portfolio is maintaining its overweight position in domestically related companies, primarily consumer/retail and financials. A number of strong global competitors in the portfolio provide significant diversification and, in many cases, some of the strongest management teams in Asia. The Fund’s exposure to Japan has been modestly increased with several new positions.
The region continues to see significant inflows of foreign capital, and domestic confidence in financial markets seems to be building in a number of key countries. The portfolio has perhaps suffered from a bit too much caution as markets have moved higher in the face of a significant rise in energy and commodity prices, as well as interest rates moving modestly higher in a number of countries.
6     MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.

PERFORMANCE AS OF SEPTEMBER 30, 20051

				SINCE
Fund Inception: 10/31/03	3 MO	YTD	1 YR	INCEPTION[2]
Matthews Asia Pacific Fund	10.06%	11.29%	28.56%	19.41%
MSCI All Country Asia Pacific Index[3]	15.14%	13.89%	29.89%	19.74%
Lipper Pacific Region Funds Category Average[4]	14.97%	15.14%	30.09%	19.03%

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	Average annual total returns

[3]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of 9/30/05, 1.2% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. Source: PFPC, Inc.

[4]	As of 9/30/05, the Lipper Pacific Region Funds Category Average consisted of 27 funds for the three-month period, 26 funds for the YTD and one-year periods, and 26 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES 5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.35%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.51%
PORTFOLIO TURNOVER9

For the nine months ended 9/30/05 (annualized)[6]	18.12%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	1.28%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.59% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 9.05% (unaudited).
COUNTRY ALLOCATION11

Japan	40.6%
China/Hong Kong	21.2%
South Korea	12.8%
Singapore	6.2%
Taiwan	4.2%
Thailand	3.6%
Australia	3.6%
India	3.3%
Indonesia	1.7%
United Kingdom[3]	1.2%
Cash and other	1.6%
SECTOR ALLOCATION11

Financials	27.6%
Consumer Discretionary	25.5%
Information Technology	19.1%
Consumer Staples	7.9%
Telecom Services	7.8%
Industrials	6.8%
Health Care	2.1%
Materials	1.1%
Utilities	0.5%
Cash and other	1.6%
MARKET CAP EXPOSURE11

Large cap (over $5 billion)	51.6%
Mid cap ($1-$5 billion)	36.6%
Small cap (under $1 billion)	10.2%
Cash and other	1.6%

[11]	Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$14.00	$228.8 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]       www.mattewsfunds.com       7

MATTHEWS ASIA PACIFIC FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 98.4%*

	SHARES	VALUE

JAPAN: 40.6%
Mizuho Financial Group, Inc.	996	$6,334,672
The Sumitomo Trust and Banking Co., Ltd.	721,000	5,932,118
Takeda Pharmaceutical Co., Ltd.	78,900	4,698,414
Secom Co., Ltd.	96,000	4,617,336
Nintendo Co., Ltd.	38,900	4,536,963
T&D Holdings, Inc.	72,930	4,342,907
Ryohin Keikaku Co., Ltd.	61,500	3,960,227
Yamada Denki Co., Ltd.	50,600	3,846,705
Nomura Holdings, Inc.	236,000	3,660,994
Sharp Corp.	246,000	3,562,579
Ito En, Ltd.	73,800	3,452,061
Canon, Inc. ADR	63,500	3,445,510
NIWS Co., Ltd.	2,806	3,361,663
Monex Beans Holdings, Inc.	2,739	3,233,140
Rakuten, Inc.	4,191	3,204,535
Matsushita Electric Industrial Co., Ltd.	186,000	3,150,793
Usen Corp.	117,090	3,037,615
Jupiter Telecommunications Co., Ltd. **	3,437	2,970,135
H.I.S. Co., Ltd.	132,000	2,895,349
Makita Corp.	123,000	2,492,072
NTT DoCoMo, Inc.	1,394	2,480,514
MOS Food Service, Inc.	159,000	2,294,239
Shimano, Inc.	84,800	2,285,835
The Chiba Bank, Ltd.	262,000	2,130,250
Askul Corp.	34,200	2,018,499
Honda Motor Co., Ltd. ADR	57,200	1,624,480
Nidec Corp. **	21,800	1,296,247
Nidec Corp. W/I ** , ***	19,100	1,135,703
Honda Motor Co., Ltd.	17,000	961,416

Total Japan		92,962,971

CHINA/HONG KONG: 21.2%
China Mobile HK, Ltd. ADR	181,600	$4,474,624
Lenovo Group, Ltd.	9,216,000	4,455,130
Dah Sing Financial Group	589,600	3,952,278
Giordano International, Ltd.	5,368,000	3,702,141
Television Broadcasts, Ltd.	581,000	3,553,849
Swire Pacific, Ltd. A Shares	371,500	3,421,745
PICC Property and Casualty Co., Ltd. H Shares	12,128,000	3,244,098
SINA Corp. **	101,000	2,777,500
Sa Sa International Holdings, Ltd.	5,976,000	2,677,022
China Vanke Co., Ltd. B Shares	4,790,350	2,661,529
Shangri-La Asia, Ltd.	1,628,000	2,633,812
Lianhua Supermarket Holdings, Ltd. H Shares	2,018,000	2,341,263
ASM Pacific Technology, Ltd.	479,500	2,333,416
Cosco Pacific, Ltd.	1,196,000	2,328,063
China Travel International Investment Hong Kong, Ltd.	8,506,000	2,302,668
Hong Kong and China Gas Co., Ltd.	571,000	1,177,722
China Mobile HK, Ltd.	80,500	394,336
Baidu.com, Inc. ADR**	1,000	64,020

Total China/Hong Kong		48,495,216

SOUTH KOREA: 12.8%
Samsung Electronics Co., Ltd.	7,420	4,181,083
AmorePacific Corp.	12,976	3,929,483
SK Telecom Co., Ltd. ADR	148,400	3,241,056
S1 Corp.	65,640	3,164,056
Nong Shim Co., Ltd.	9,580	2,483,364
Shinhan Financial Group Co., Ltd.	71,380	2,483,080
NCsoft Corp. **	29,730	2,447,347
GS Home Shopping, Inc.	21,289	2,211,526
Hyundai Motor Co.	27,020	2,110,331
Kookmin Bank ADR	35,540	2,105,745
Kookmin Bank	16,590	977,753

Total South Korea		29,334,824

8       MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	SHARES	VALUE

SINGAPORE: 6.2%
DBS Group Holdings, Ltd.	476,700	$4,451,322
Venture Corp., Ltd.	404,600	3,467,214
Fraser and Neave, Ltd.	331,800	3,372,808
Hyflux, Ltd.	1,537,812	2,853,775

Total Singapore		14,145,119

TAIWAN: 4.2%
Hon Hai Precision Industry Co., Ltd.	940,960	4,380,779
Taiwan Semiconductor Manufacturing Co., Ltd.	1,719,848	2,762,288
Taiwan Secom **	1,786,020	2,548,343

Total Taiwan		9,691,410

THAILAND: 3.6%
Advanced Info Service Public Co., Ltd.	1,591,200	4,186,858
Bangkok Bank Public Co., Ltd.	1,446,800	4,018,399

Total Thailand		8,205,257

AUSTRALIA: 3.6%
AXA Asia Pacific Holdings, Ltd.	790,580	2,930,084
Australia and New Zealand Banking Group, Ltd.	149,208	2,730,872
BHP Billiton, Ltd.	146,272	2,481,928

Total Australia		8,142,884

INDIA: 3.3%
Tata Consultancy Services, Ltd.	87,355	2,943,796
Dabur India, Ltd.	685,364	2,547,019
HDFC Bank, Ltd.	130,195	2,036,528

Total India		7,527,343

INDONESIA: 1.7%
PT Ramayana Lestari Sentosa	27,344,500	$2,070,749
PT Astra International	1,844,500	1,746,007

Total Indonesia		3,816,756

UNITED KINGDOM: 1.2%
HSBC Holdings PLC ADR	34,000	2,761,819

Total United Kingdom		2,761,819

TOTAL INVESTMENTS: 98.4%		225,083,599
(Cost $191,483,967****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		3,715,221

NET ASSETS: 100.0%		$228,798,820

*	As a percentage of net assets as of September 30, 2005

**	Non-income producing security

***	Fair valued under direction of the Board of Trustees

****	Cost of investments is $191,483,967 and net unrealized appreciation consists of:

Gross unrealized appreciation	$37,468,514
Gross unrealized depreciation	(3,868,882)

Net unrealized appreciation	$33,599,632

ADR    American Depositary Receipt
W/I      When Issued Shares
See accompanying notes to schedules of investments.
800.789.ASIA [2742]       www.matthewsfunds.com       9

MATTHEWS PACIFIC TIGER FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAPTX
Lead Manager: Mark W. Headley
Co-Manager: G. Paul Matthews
The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the three-month period ended September 30, 2005, the Matthews Pacific Tiger Fund gained 12.44%, versus a gain of 8.47% for the MSCI All Country Far East ex-Japan Index and a gain of 11.67% for the Lipper Pacific ex-Japan Category Average. The region as a whole saw a strong rally—which was already being tested as we entered the final three months of the year.
The Fund enjoyed positive returns from every significant sector in which it was invested during one of the broadest rallies in recent years. The financials sector recovered powerfully, especially in Korea, after some weakness earlier in the year. Technology and telecommunications were significant contributors to performance, with core holdings in China doing particularly well. The Fund’s consumer-related holdings also did well. The only notable area of weakness was Indonesia, where concerns over potential economic shocks from rising energy prices hit its market and currency. It is a sad irony that Indonesia, the only Asian member of OPEC, sits on vast energy reserves, yet domestic politics and corruption have slowed investment to the point where the country cannot meet its own energy needs.
The Fund continues to focus on its long-term areas of greatest interest: domestic consumption, financials and broadly defined technology. We are constantly looking for new areas of sustainable growth potential in the regional economy, as well as companies that have the ability to compete globally. We are pleased that the one-year returns for the Fund have remained competitive despite its lack of exposure to energy- and commodity-related companies.
There is no doubt that the regional markets have enjoyed a period of very strong liquidity as both foreign and local investors have added to equity holdings. While valuations in the region remain broadly reasonable, investors should be aware that sharp corrections could occur after the dramatic gains that have been seen since the dark days of the SARS epidemic. We never pretend to know where the markets will head, but with so many new participants, volatility must be anticipated.
10       MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
							SINCE
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Pacific Tiger Fund	12.44%	15.98%	34.84%	34.78%	13.90%	8.64%	7.59%
MSCI All Country Far East ex-Japan Index[2]	8.47%	14.60%	28.39%	26.27%	8.70%	0.70%	0.09%[3]
Lipper Pacific ex-Japan Funds Category Avg[4]	11.67%	17.88%	34.66%	27.05%	10.31%	4.79%	2.91%[3]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI All Country Far East ex-Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 9/30/05, 7.6% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index. Source: PFPC, Inc.

[3]	Calculated from 8/31/94

[4]	As of 9/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the three-month, YTD and one-year periods; 53 funds for the three-year period; 45 funds for the five-year period; 23 funds for the 10-year period; and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.32%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.36%
PORTFOLIO TURNOVER9

For the nine months ended 9/30/05 (annualized)[6]	3.55%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	3.82%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.43% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 16.27% (unaudited).
COUNTRY ALLOCATION11

China/Hong Kong	32.4%
South Korea	26.2%
Singapore	11.3%
Taiwan	9.3%
India[2]	7.6%
Thailand	7.1%
Indonesia	3.5%
Philippines	0.2%
Cash and other	2.4%
SECTOR ALLOCATION11

Financials	28.7%
Information Technology	19.7%
Consumer Discretionary	15.1%
Consumer Staples	14.6%
Telecom Services	10.7%
Industrials	6.5%
Health Care	2.3%
Cash and other	2.4%
MARKET CAP EXPOSURE11

Large cap (over $5 billion)	30.7%
Mid cap ($1–$5 billion)	54.8%
Small cap (under $1 billion)	12.1%
Cash and other	2.4%

[11]	Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$18.44	$1.64 billion	2.00% within 90 calendar days	None
800.789.ASIA [2742]       www.matthewsfunds.com       11

MATTHEWS PACIFIC TIGER FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 97.6%*

	SHARES	VALUE

CHINA/HONG KONG: 32.4%
Lenovo Group, Ltd.	120,222,000	$58,116,818
Dah Sing Financial Group	7,183,200	48,151,289
Giordano International, Ltd.	64,923,000	44,775,348
Swire Pacific, Ltd. A Shares	4,691,000	43,207,017
PICC Property and Casualty Co., Ltd. H Shares	154,096,000	41,218,870
Television Broadcasts, Ltd.	6,409,700	39,206,722
Hang Lung Group, Ltd.	19,829,000	38,214,538
Shangri-La Asia, Ltd.	19,656,000	31,799,880
Cosco Pacific, Ltd.	16,316,000	31,759,763
China Mobile HK, Ltd.	6,327,217	30,994,379
Sa Sa International Holdings, Ltd.	57,688,000	25,842,047
Li Ning Co., Ltd.	42,795,000	25,514,754
China Mobile HK, Ltd. ADR	863,450	21,275,408
Travelsky Technology, Ltd. H Shares	20,406,000	18,413,762
Integrated Distribution Services Group, Ltd.	9,799,000	10,926,586
Vitasoy International Holdings, Ltd.	26,670,750	9,454,848
Bank of Communications, Ltd. H Shares **	14,228,000	6,006,781
China Pharmaceutical Group, Ltd.**	24,935,000	4,725,125
Dickson Concepts International, Ltd.	1,606,500	2,671,511
Baidu.com., Inc. ADR**	7,300	467,346
Moulin Global Eyecare Holdings, Ltd.***	16,266,000	0

Total China/Hong Kong		532,742,792

SOUTH KOREA: 26.2%
Hana Bank	1,452,607	$53,594,029
AmorePacific Corp.	165,300	50,057,307
Hite Brewery Co., Ltd.	371,687	45,948,848
SK Telecom Co., Ltd.	210,315	40,813,404
NHN Corp.**	229,336	39,010,196
Samsung Electronics Co., Ltd.	65,833	37,096,123
Nong Shim Co., Ltd.	141,048	36,562,994
Samsung Securities Co., Ltd.	801,260	33,785,759
S1 Corp.	652,670	31,460,758
GS Home Shopping, Inc.	203,486	21,138,364
Kookmin Bank	335,620	19,780,192
SK Telecom Co., Ltd. ADR	362,100	7,908,264
Kookmin Bank ADR	115,300	6,831,525
Pulmuone Co., Ltd.	236,540	6,732,380

Total South Korea		430,720,143

SINGAPORE: 11.3%
DBS Group Holdings, Ltd.	5,649,750	52,756,154
Fraser and Neave, Ltd.	4,291,550	43,624,397
Venture Corp., Ltd.	4,725,800	40,497,680
Hyflux, Ltd.	17,606,187	32,672,455
Parkway Holdings, Ltd.	12,339,000	15,751,449

Total Singapore		185,302,135

TAIWAN: 9.3%
Hon Hai Precision Industry Co., Ltd.	11,770,962	54,801,454
Taiwan Semiconductor Manufacturing Co., Ltd.	24,555,952	39,439,883
President Chain Store Corp.	20,532,000	38,359,645
Taiwan Mobile Co., Ltd.	21,716,000	20,678,477

Total Taiwan		153,279,459

12 MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	SHARES	VALUE

INDIA: 7.6%
Infosys Technologies, Ltd.	627,048	$35,906,718
HDFC Bank, Ltd.	1,223,292	19,134,897
Cipla, Ltd.	2,084,723	18,025,230
Hero Honda Motors, Ltd.	1,019,800	17,215,143
Bank of Baroda	3,000,492	16,994,028
UTI Bank, Ltd.	2,368,570	14,306,799
Tata Tea, Ltd.	180,246	3,448,888

Total India		125,031,703

THAILAND: 7.1%
Bangkok Bank Public Co., Ltd.	20,045,800	55,675,995
Advanced Info Service Public Co., Ltd.	20,842,700	54,842,529
Serm Suk Public Co., Ltd.	12,778,700	6,382,345

Total Thailand		116,900,869

INDONESIA: 3.5%
PT Astra International, Inc.	21,659,230	20,502,669
PT Bank Central Asia	56,484,000	18,919,398
PT Ramayana Lestari Sentosa	247,415,500	18,736,320

Total Indonesia		58,158,387

PHILIPPINES: 0.2%
SM Prime Holdings, Inc.	21,119,000	$2,711,910

Total Philippines		2,711,910

TOTAL INVESTMENTS: 97.6%		1,604,847,398
(Cost $1,240,542,143****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		40,055,219

NET ASSETS: 100.0%		$1,644,902,617

*	As a percentage of net assets as of September 30, 2005

**	Non–income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $1,240,542,143 and net unrealized appreciation consists of:

Gross unrealized appreciation	$398,509,463
Gross unrealized depreciation	(34,204,208)

Net unrealized appreciation	$364,305,255

ADR American Depositary Receipt
See accompanying notes to schedules of investments.

800.789.ASIA [2742]	www.matthewsfunds. com	13

MATTHEWS ASIAN GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT	SYMBOL: MACSX
Lead Manager: G. Paul Matthews
Co–Manager: Andrew T. Foster
The Matthews Asian Growth and Income Fund invests at least 80% of its assets in dividend-paying equity securities and convertible securities, of any duration or quality, of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
Note: This fund is closed to most new investors.
PORTFOLIO MANAGER COMMENTARY
For the three months ended September 30, 2005, the Matthews Asian Growth and Income Fund gained 8.05%, underperforming both its benchmark MSCI All Country Far East ex-Japan Index and the Lipper Pacific ex-Japan Funds Category Average, which returned 8.47% and 11.67%, respectively.
Asian equities generated positive returns during the third quarter, even as rising energy prices and emerging inflationary pressures were increasingly evident in the region’s markets.
Regional markets digested a number of notable events during the quarter: Indonesia, India and Thailand all saw their domestic energy subsidies partially or totally undone; Japan’s prime minister, Junichiro Koizumi, consolidated power and won a mandate for reform in a noteworthy snap election; and China moved off its fixed exchange rate regime, which had served the country for over a decade.
The Fund’s performance was led by a number of positions not particularly unified by a common theme. Several of the Fund’s holdings in Korean financials gained, driven by earnings upgrades and reported improvements in their underlying credit quality. Two consumer goods companies also delivered substantial performance during the quarter; each saw sharp recovery in its financial performance in recent months. Income-paying utilities also performed well despite energy prices that moved consistently higher throughout the quarter.
Offsetting these gains was decidedly mixed performance among the Fund’s positions in banks and real estate holdings. After several months of relatively strong performance, the Fund’s REIT holdings underwent a correction as markets digested the likelihood and timing of future interest-rate hikes. Several positions in Asian banks also declined marginally, driven by concerns that future rate increases might stall credit demand. Telecom shares were also notably weak, with growing concerns that current cash flows at incumbent companies will be difficult to maintain in the face of growing competitive threats from new Internet technologies.

14 MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
							SINCE
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Asian Growth and Income Fund	8.05%	13.37%	24.97%	24.52%	19.01%	12.90%	11.83%
MSCI All Country Far East ex-Japan Index[2]	8.47%	14.60%	28.39%	26.27%	8.70%	0.70%	0.09%[3]
Lipper Pacific ex-Japan Funds Category Avg[4]	11.67%	17.88%	34.66%	27.05%	10.31%	4.79%	2.91%[3]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 9/30/05, 6.4% of the assets of the Matthews Asian Growth and Income Fund were invested in Japan, 5.0% of the Fund’s assets were invested in India, 2.4% of the Fund’s assets were invested in Australia, and 2.3% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index. Source: PFPC, Inc.

[3]	Calculated from 8/31/94

[4]	As of 9/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the three-month, YTD and one-year periods; 53 funds for the three-year period; 45 funds for the five-year period; 23 funds for the 10-year period; and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[5] (ANNUALIZED)
For the nine months ended 9/30/05[6]	1.29%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.31%

PORTFOLIO TURNOVER[9]
For the nine months ended 9/30/05(annualized)[6]	13.04%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	7.32%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.38% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 21.17% (unaudited).

COUNTRY ALLOCATION[11]
China/Hong Kong	37.2%
South Korea	20.6%
Singapore	11.6%
Japan[2]	6.4%
Thailand	5.7%
Taiwan	5.0%
India[2]	5.0%
Australia[2]	2.4%
United Kingdom[2]	2.3%
Indonesia	1.6%
Malaysia	0.9%
Cash and other	1.3%

SECTOR ALLOCATION[11]
Financials	29.3%
Telecom Services	19.3%
Consumer Discretionary	17.8%
Utilities	9.2%
Consumer Staples	8.9%
Industrials	7.4%
Energy	2.7%
Health Care	2.7%
Materials	1.4%
Cash and other	1.3%

BREAKDOWN BY SECURITY TYPE[11]
Common Equities	73.3%
Convertible Bonds	17.9%
Preferred Equities	4.3%
Corporate Bonds	3.2%
Cash and other	1.3%

MARKET CAP EXPOSURE[11]
Large cap (over $5 billion)	56.5%
Mid cap ($1–$5 billion)	33.2%
Small cap (under $1 billion)	9.0%
Cash and other	1.3%

[11]	Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$17.72	$1.64 billion	2.00% within 90 calendar days	None

800.789.ASIA [2742]	www.matthewsfunds. com	15

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)

COMMON EQUITIES: 73.3%*

	SHARES	VALUE

CHINA/HONG KONG: 28.5%
Hongkong Land Holdings, Ltd.	12,632,700	$39,666,678
Citic Pacific, Ltd.	13,154,000	36,796,303
Hongkong Electric Holdings, Ltd.	5,914,500	29,506,358
MTR Corp., Ltd.	13,930,800	29,182,066
CLP Holdings, Ltd.	4,775,200	28,470,161
Television Broadcasts, Ltd.	4,558,000	27,880,281
China Netcom Group Corp., Ltd.	16,023,500	27,575,619
Hong Kong & China Gas Co., Ltd.	11,938,000	24,622,842
Hengan International Group Co., Ltd.	22,876,000	21,822,194
Wharf Holdings, Ltd.	5,142,000	20,051,371
Café de Coral Holdings, Ltd.	16,415,100	19,044,635
Hang Seng Bank, Ltd.	1,366,200	18,368,987
Shangri-La Asia, Ltd.	11,327,400	18,325,700
Giordano International, Ltd.	24,585,000	16,955,500
Hang Lung Group, Ltd.	8,273,000	15,943,763
I-Cable Communications, Ltd.	53,762,000	15,593,534
China Travel International Investment Hong Kong, Ltd.	57,414,000	15,542,602
PCCW, Ltd.	23,748,000	15,459,841
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	14,942,661
Vitasoy International Holdings, Ltd.	31,031,000	11,000,567
PetroChina Co., Ltd. ADR	131,350	10,950,650
PetroChina Co., Ltd. H Shares	9,756,000	8,174,699
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,798,055

Total China/Hong Kong		467,675,067

SOUTH KOREA: 11.6%
SK Telecom Co., Ltd.	187,160	$36,319,981
Shinhan Financial Group Co., Ltd.	955,040	33,222,762
Hana Bank	670,170	24,725,966
Korean Reinsurance Co.	2,001,610	18,414,428
Korea Electric Power Corp.	480,590	16,395,787
KT Corp.	341,680	14,423,578
KT Corp. ADR	631,800	14,215,500
SK Telecom Co., Ltd. ADR	395,300	8,633,352
Daehan City Gas Co., Ltd.	280,300	7,319,765
GIIR Inc.	340,870	5,553,225
Korea Electric Power Corp. ADR	259,750	4,600,173
Sindo Ricoh Co., Ltd.	76,390	4,385,013
Korea Gas Corp.	33,210	1,110,713

Total South Korea		189,320,243

SINGAPORE: 9.4%
Singapore Post, Ltd.	49,123,000	35,128,294
Fraser and Neave, Ltd.	3,176,820	32,292,961
CapitaMall Trust REIT	17,659,900	24,526,914
Singapore Press Holdings, Ltd.	8,180,500	22,336,166
Singapore Exchange, Ltd.	12,985,000	19,338,790
Parkway Holdings, Ltd.	12,739,000	16,262,073
Yellow Pages, Ltd.	6,685,000	4,859,520

Total Singapore		154,744,718

JAPAN: 6.4%
Kao Corp.	1,220,000	30,037,879
Nippon Building Fund, Inc. REIT	2,902	24,771,300
Japan Retail Fund Investment Corp. REIT	2,730	22,028,541
Japan Real Estate Investment Corp. REIT	2,258	18,200,053
Tokyu REIT, Inc.	1,516	10,323,009

Total Japan		105,360,782

16 MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	SHARES	VALUE

THAILAND: 5.7%
PTT Public Co., Ltd.	4,320,600	$25,684,649
Advanced Info Service Public Co., Ltd.	8,125,400	21,380,027
BEC World Public Co., Ltd.	43,485,100	15,785,796
Charoen Pokphand Foods Public Co., Ltd.	90,606,000	13,796,747
Bangkok Bank Public Co., Ltd.	4,196,300	11,654,969
Thai Reinsurance Public Co., Ltd.	25,672,800	3,127,397
AEON Thana Sinsap Public Co., Ltd.	2,995,600	2,371,958

Total Thailand		93,801,543

INDIA: 2.8%
Hindustan Lever, Ltd.	6,327,142	26,075,800
Hero Honda Motors, Ltd.	812,300	13,712,356
Dabur India, Ltd.	1,523,279	5,660,963

Total India		45,449,119

TAIWAN: 2.6%
Chunghwa Telecom Co., Ltd. ADR	1,445,500	26,756,205
Taiwan Secom	9,768,960	13,938,625
Chunghwa Telecom Co., Ltd.	648,000	1,132,543

Total Taiwan		41,827,373

AUSTRALIA: 2.4%
AXA Asia Pacific Holdings, Ltd.	5,843,326	$21,656,802
Insurance Australia Groups, Ltd.	4,401,453	18,326,800

Total Australia		39,983,602

UNITED KINGDOM: 2.3%
HSBC Holdings PLC ADR	422,300	34,303,429
HSBC Holdings PLC	196,800	3,201,629

Total United Kingdom		37,505,058

INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	745,500	15,513,855
PT Tempo Scan Pacific	12,357,000	7,198,252
PT Ramayana Lestari Sentosa	44,735,500	3,387,737

Total Indonesia		26,099,844

TOTAL COMMON EQUITIES
(Cost $872,468,013)		1,201,767,349

See footnotes on page 19.

800.789.ASIA [2742]	www.matthewsfunds.com	17

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

PREFERRED EQUITIES: 4.3%*

	SHARES	VALUE

SOUTH KOREA: 4.3%
Hyundai Motor Co., Ltd., Pfd.	510,680	$25,937,748
Hyundai Motor Co., Ltd., 2nd Pfd.	455,790	24,110,789
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	142,820	8,006,679
LG Chem Ltd., Pfd.	242,450	7,249,104
LG Household & Health Care, Ltd., Pfd.	177,830	5,606,715

Total South Korea		70,911,035

TOTAL PREFERRED EQUITIES
(Cost $24,057,770)		70,911,035

INTERNATIONAL DOLLAR BONDS: 21.1%*

	FACE AMOUNT	VALUE

CHINA/HONG KONG: 8.7%
China Mobile Hong Kong, Ltd., Cnv.
2.250%, 11/03/05	$48,650,000	$48,528,375
PCCW Capital II, Ltd., Cnv.
1.000%, 01/29/07	38,436,000	43,624,860
Shangri-La Finance, Ltd., Cnv.
0.000%, 03/15/09	16,422,000	22,005,480
Hang Lung Properties, Ltd., Cnv.
5.500%, 12/29/49	11,120,000	13,677,600
BCA Finance, Ltd., Cnv.
0.000%, 11/28/08	12,170,000	10,999,246
PCCW Capital, Ltd., Cnv.
3.500%, 12/05/05	3,000,000	3,592,500

Total China/Hong Kong		142,428,061

SOUTH KOREA: 4.7%
Korea Deposit Insurance Corp., Cnv.
2.250%, 10/11/05	30,811,000	38,760,238
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	20,300,000	22,685,250
KT Corp.
5.875%, 06/24/14	15,200,000	15,948,752

Total South Korea		77,394,240

18 MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	FACE AMOUNT	VALUE

TAIWAN: 2.4%
Cathay Financial Holding Co., Cnv.
0.000%, 05/20/07	$22,442,000	$27,940,290
Sinopac Holdings Co., Cnv.
0.000%, 07/12/07	9,427,000	11,359,535

Total Taiwan		39,299,825

SINGAPORE: 2.2%
DBS Bank, Ltd.
7.875%, 08/10/09	32,788,000	36,367,138

Total Singapore		36,367,138

INDIA: 2.2%
Sun Pharma Industries, Cnv.
0.000%, 11/26/09	19,920,000	21,189,900
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	14,459,000	14,386,705

Total India		35,576,605

MALAYSIA: 0.9%
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	14,740,000	15,384,875

Total Malaysia		15,384,875

TOTAL INTERNATIONAL
DOLLAR BONDS		346,450,744
(Cost $336,476,914)

VALUE

TOTAL INVESTMENTS:98.7%	$1,619,129,128
(Cost $1,233,002,697**)

CASH AND OTHER ASSETS,
LESS LIABILITIES:1.3%	21,709,633

NET ASSETS:100.0%	$1,640,838,761

*	As a percentage of net assets as of September 30, 2005

**	Cost of investments is $1,233,002,697 and net unrealized appreciation consists of:

Gross unrealized appreciation	$405,895,887
Gross unrealized depreciation	(19,769,456)

Net unrealized appreciation	$386,126,431

ADR	American Depositary Receipt

Cnv.	Convertible

Pfd.	Preferred

REIT	Real Estate Investment Trust
See accompanying notes to schedules of investments.

800.789.ASIA [2742]	www.matthewsfunds.com	19

MATTHEWS ASIAN TECHNOLOGY FUND

PORTFOLIO MANAGEMENT	SYMBOL: MATFX
Co–Managers: Mark W. Headley and Andrew T. Foster
The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the three months ended September 30, 2005, the Matthews Asian Technology Fund gained 7.50%, slightly underper-forming both the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Funds Category Average, which gained 7.72% and 7.58%, respectively.
During the quarter, Asian Internet and software and services sectors performed well. The Fund participated in this out-performance through positions in a Korean Internet company and an Indian software services company. The sectors that made the largest positive contributions to Fund performance were software and services, telecommunications services, and technology hardware and equipment. Pharmaceuticals and biotechnology-related sectors were the worst-performing sectors in the Fund and detracted from performance.
On a country basis, positions in Korea, China and Hong Kong made the largest positive contribution, while Singapore and India were the worst performers. The depreciation of the Indian currency accounted for much of the country’s negative contribution during the quarter. Korean technology stocks in general continued to post gains as Korean markets overall remained on an uptrend. Taiwanese and Indian technology stocks that had posted strong gains in the previous quarter consolidated during the third quarter.
On a stock basis, a Korean Internet company, a Chinese mobile operator and a Chinese PC maker made the largest positive contributions to the Fund’s performance for the quarter. A Chinese communications equipment company and a Chinese Internet-related company were the worst-performing stocks and detracted from the Fund’s performance.
During the quarter, the Fund made few changes to the portfolio; it continues to be positioned to benefit from increasing demand for technology products and services from Asian consumers.

20 MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
						SINCE
Fund Inception: 12/27/99	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION
Matthews Asian Technology Fund	7.50%	7.89%	21.24%	28.70%	–0.84%	–7.93%
MSCI/Matthews Asian Technology Index[2]	7.72%	4.88%	17.61%	16.11%	–6.92%	–13.49%[3]
Lipper Science and Tech Funds Category Avg[4]	7.58%	1.00%	17.40%	24.73%	–17.17%	–14.16%[3]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.

[3]	Calculated from 12/31/99

[4]	As of 9/30/05, the Lipper Science and Technology Funds Category Average consisted of 302 funds for the three-month period, 290 funds for the YTD period, 288 funds for the one-year period, 265 funds for the three-year period, 210 funds for the five-year period, and 118 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.49%
For Fiscal Year 2004 (ended 12/31/04)7,8	1.60%

PORTFOLIO TURNOVER[9]
For the nine months ended 9/30/05 (annualized)[6]	24.08%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	7.36%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.79% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 37.89% (unaudited).

COUNTRY ALLOCATION[11]
Japan	25.8%
South Korea	22.0%
China/Hong Kong	20.5%
Taiwan	11.8%
India	7.7%
Thailand	4.3%
Singapore	3.9%
Indonesia	2.1%
Australia	0.6%
Cash and other	1.3%

SECTOR ALLOCATION[11]
Information Technology	68.5%
Telecom Services	17.8%
Consumer Discretionary	9.4%
Health Care	3.0%
Cash and other	1.3%

MARKET CAP EXPOSURE[11]
Large cap (over $5 billion)	56.5%
Mid cap ($1–$5 billion)	28.7%
Small cap (under $1 billion)	13.5%
Cash and other	1.3%

[11]	Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$5.88	$39.4 million	2.00% within 90 calendar days	None

800.789.ASIA [2742]	www.matthewsfunds.com	21

MATTHEWS ASIAN TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: 98.7%*

	SHARES	VALUE
JAPAN: 25.8%
Matsushita Electric Industrial Co., Ltd.	78,000	$1,321,300
Nintendo Co., Ltd.	10,685	1,246,207
Sharp Corp.	74,000	1,071,670
NIWS Co., Ltd.	810	970,402
Rakuten, Inc.	1,161	887,727
Usen Corp.	32,300	837,945
Square Enix Co., Ltd.	26,700	738,531
Canon, Inc. ADR	11,000	596,860
Nidec Corp.	8,100	481,633
Nidec Corp. W/I Shares ** , ***	8,100	481,633
Jupiter Telecommunications Co., Ltd. **	488	421,712
NTT DoCoMo, Inc.	230	409,267
Macromill, Inc.	78	329,123
Kakaku.com, Inc. W/I Shares ** , ***	74	260,745
Kakaku.com, Inc.	37	130,374

Total Japan		10,185,129

SOUTH KOREA: 22.0%
Samsung Electronics Co., Ltd.	4,048	2,281,000
NHN Corp. **	12,939	2,200,932
NCSoft Corp. **	13,463	1,108,262
SK Telecom Co., Ltd.	5,129	995,326
LG Life Sciences, Ltd. **	26,212	968,349
LG.Philips LCD Co., Ltd. ADR **	35,000	719,600
Amotech Co., Ltd.	36,853	404,376

Total South Korea		8,677,845

CHINA/HONG KONG: 20.5%
China Mobile HK, Ltd. ADR	76,400	$1,882,496
Lenovo Group, Ltd.	3,335,000	1,612,181
ASM Pacific Technology, Ltd.	234,500	1,141,160
Tencent Holdings, Ltd.	803,000	973,038
SINA Corp. **	26,600	731,500
TPV Technology, Ltd.	684,000	489,368
The9, Ltd. ADR **	24,400	460,916
ZTE Corp. H Shares	139,200	453,093
Comba Telecom Systems Holdings, Ltd.	1,156,000	327,844
Baidu.com, Inc. ADR **	200	12,804

Total China/Hong Kong		8,084,400

TAIWAN: 11.8%
Hon Hai Precision Industry Co., Ltd.	360,515	1,678,431
Taiwan Semiconductor Manufacturing Co., Ltd.	879,336	1,412,322
Quanta Computer, Inc.	412,005	675,388
MediaTek, Inc.	66,000	622,501
Sunplus Technology Co., Ltd.	299,772	274,610

Total Taiwan		4,663,252

INDIA: 7.7%
Infosys Technologies, Ltd.	26,584	1,522,282
Tata Consultancy Services, Ltd.	33,626	1,133,171
Bharti Tele-Ventures, Ltd. **	50,000	396,428

Total India		3,051,881

22     MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	SHARES	VALUE
THAILAND: 4.3%
Advanced Info Service Public Co., Ltd.	462,800	$1,217,746
Shin Satellite Public Co., Ltd. **	1,241,800	478,023

Total Thailand		1,695,769

SINGAPORE: 3.9%
Venture Corp., Ltd.	119,600	1,024,911
GES International, Ltd.	932,000	503,992

Total Singapore		1,528,903

INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	38,900	809,509

Total Indonesia		809,509

AUSTRALIA: 0.6%
Novogen, Ltd. **	60,532	222,962

Total Australia		222,962

VALUE
TOTAL INVESTMENTS: 98.7%	$38,919,650
(Cost $31,857,988****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%	522,153

NET ASSETS: 100.0%	$39,441,803

*	As a percentage of net assets as of September 30, 2005

**	Non-income producing security

***	Fair valued under direction of the Board of Trustees

****	Cost of investments is $31,857,988 and net unrealized appreciation consists of:

Gross unrealized appreciation	$8,878,335
Gross unrealized depreciation	(1,816,673)

Net unrealized appreciation	$7,061,662

ADR American Depositary Receipt

W/I When Issued Shares
See accompanying notes to schedules of investments.
800.789. ASIA [2742] WWW.matthewsfunds.com    23

MATTHEWS CHINA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MCHFX
Lead Manager: Richard H. Gao
Co—Managers: Mark W. Headley and G. Paul Matthews
The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.
PORTFOLIO MANAGER COMMENTARY
Chinese equities in general recorded a strong rally during the third quarter of 2005. The Matthews China Fund ended the quarter up 8.43%, underperforming its benchmark MSCI China Index, which was up 14.19%, but outperforming the Lipper China Region Funds Category Average, which was up 6.19%.
Early in the quarter, China announced a long-awaited decision to appreciate its currency by 2% against the U.S. dollar and link it to a package of foreign currencies. Stock markets in Hong Kong reacted positively on the news as liquidity surged and investors chased Chinese equities on expectations of further currency appreciation. Market performance was also supported by overall strong interim company results and by the fact that China’s economic growth is not rapidly slowing despite the government’s tightening measures in certain areas.
During the quarter, every major sector in the portfolio except health care contributed positively to performance. The top-performing sectors were telecom services and financials. The Fund’s major holding in a telecom services company continued to deliver strong earnings as it solidified its number one position in China’s telecom industry. The financials sector, which includes banks, insurance and property companies, benefited from the recent currency revaluation as its underlying Renminbi assets became more attractive. Most of the losses came from the Fund’s industrial/manufacturing companies as profit margins remained under pressure. The Fund increased its position in a major Chinese insurance company and reduced its holdings in a few industrial companies during the period.
As compared to its benchmark, the MSCI China Index, which has benefited so far this year from its heavy exposure to several key holdings (five holdings account for approximately 50% of the index), the Fund remains diversified across various sectors and market caps.
MATTHEWS ASIAN FUNDS

24

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
						SINCE
Fund Inception: 2/19/98	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION
Matthews China Fund	8.43%	9.28%	14.00%	24.76%	14.60%	8.07%
MSCI China Index[2]	14.19%	20.18%	26.76%	32.28%	4.37%	-5.18%[3]
Lipper China Region Funds Category Average[4]	6.19%	7.25%	16.86%	24.51%	6.42%	6.66%[3]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: PFPC, Inc.

[3]	Calculated from 2/28/98

[4]	As of 9/30/05, the Lipper China Region Funds Category Average consisted of 38 funds for the three-month period, 34 funds for the YTD period, 32 funds for the one-year period, 22 funds for the three- and five-year periods, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.32%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.43%
PORTFOLIO TURNOVER9

For the nine months ended 9/30/05 (annualized)[6]	13.61%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	4.99%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.47% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 28.88% (unaudited).
CHINA EXPOSURE11,12

SAR (Hong Kong)	33.3%
H Share	29.2%
China-affiliated corporations	26.3%
B Share	8.1%
Overseas Listed	2.0%
Cash and other	1.1%
SECTOR ALLOCATION11

Consumer Discretionary	20.8%
Financials	16.6%
Industrials	14.5%
Information Technology	11.3%
Energy	9.3%
Telecom Services	9.0%
Utilities	7.4%
Consumer Staples	4.1%
Materials	3.9%
Health Care	2.0%
Cash and other	1.1%
MARKET CAP EXPOSURE11

Large cap (over $5 billion)	37.1%
Mid cap ($1-$5 billion)	49.1%
Small cap (under $1 billion)	12.7%
Cash and other	1.1%

[11]	Figures have been rounded to total 100.0%

[12]	SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$15.31	$410.9 million	2.00% within 90 calendar days	None
800.789. ASIA [ 2742]     www.matthewsfunds.com   25

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: CHINA/HONG KONG: 98.9%*

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.8%

Hotels, Restaurants & Leisure: 7.0%
Shangri-La Asia, Ltd.	8,953,600	$14,485,318
China Travel International Investment Hong Kong, Ltd.	27,450,000	7,431,017
Café de Coral Holdings, Ltd.	5,880,100	6,822,033
China Travel International Investment Hong Kong, Ltd. Warrants Expires 5/31/06 **	2,942,400	212,411

		28,950,779

Media: 5.0%
Television Broadcasts, Ltd.	2,542,000	15,548,854
Clear Media, Ltd. **	5,534,000	4,958,046

		20,506,900

Specialty Retail: 2.6%
Giordano International, Ltd.	10,188,000	7,026,343
Li Ning Co., Ltd.	6,054,000	3,609,448

		10,635,791

Automobiles: 2.3%
Denway Motors, Ltd.	25,805,200	9,397,499

Distributors: 1.9%
Li & Fung, Ltd.	3,316,000	7,673,007

Household Durables: 1.1%
TCL Multimedia Technology Holdings, Ltd.	14,000,000	2,598,826
Lerado Group Holding Co., Ltd.	24,089,000	1,925,294

		4,524,120

Textiles, Apparel & Luxury Goods: 0.9%
Texwinca Holdings, Ltd.	5,284,000	3,610,150

Total Consumer Discretionary		85,298,246

FINANCIALS: 16.6%

Real Estate: 9.1%
Swire Pacific, Ltd. A Shares	2,103,500	$19,374,538
China Vanke Co., Ltd. B Shares	32,373,887	17,987,000

		37,361,538

Commercial Banks: 4.4%
BOC Hong Kong Holdings, Ltd.	7,131,500	14,295,452
Bank of Communications Co., Ltd. H Shares **	9,369,000	3,955,407

		18,250,859

Insurance: 3.1%
China Life Insurance Co., Ltd. H Shares **	16,642,000	12,871,921

Total Financials		68,484,318

INDUSTRIALS: 14.5%

Transportation Infrastructure: 10.5%
China Merchants Holdings International Co., Ltd.	5,205,000	11,674,992
Cosco Pacific, Ltd.	5,948,000	11,578,026
Zhejiang Expressway Co., Ltd. H Shares	10,738,000	7,544,084
Beijing Capital International Airport Co., Ltd. H Shares	16,322,000	7,153,835
GZI Transport, Ltd.	13,602,000	5,041,122

		42,992,059

Machinery: 2.7%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,844,573	11,252,344

Air Freight & Logistics: 0.9%
Sinotrans, Ltd. H Shares	10,566,000	3,711,622

Airlines: 0.4%
Air China, Ltd. H Shares **	5,230,000	1,618,078

Total Industrials		59,574,103

MATTHEWS ASIAN FUNDS   26

SEPTEMBER 30, 2005

	SHARES	VALUE
INFORMATION TECHNOLOGY: 11.3%

Computers & Peripherals: 5.9%
Lenovo Group, Ltd.	32,702,000	$15,808,556
TPV Technology, Ltd.	11,942,000	8,543,910

		24,352,466

Communications Equipment: 2.0%
ZTE Corp. H Shares	1,600,000	5,207,964
Comba Telecom Systems Holdings, Ltd.	11,214,000	3,180,313

		8,388,277

Internet Software & Services: 1.5%
SINA Corp. **	217,300	5,975,750
Baidu.com, Inc. ADR **	2,200	140,844

		6,116,594

IT Services: 1.4%
Travelsky Technology, Ltd. H Shares	6,487,000	5,853,674

Semiconductors & Semiconductor Equipment: 0.5%
Semiconductor Manufacturing International Corp. ADR **	241,400	2,076,040

Total Information Technology		46,787,051

ENERGY: 9.3%

Oil & Gas: 7.5%
PetroChina Co., Ltd. H Shares	14,476,000	$12,129,658
CNOOC, Ltd.	14,462,000	10,533,275
Sinopec Zhenhai Refining and Chemical Co., Ltd. H Shares	7,352,000	8,055,844

		30,718,777

Energy Equipment & Services: 1.8%
China Oilfield Services, Ltd. H Shares	18,018,000	7,432,641

Total Energy		38,151,418

TELECOM SERVICES: 9.0%

Wireless Telecom Services: 7.1%
China Mobile HK, Ltd.	5,642,083	27,638,195
China Mobile HK, Ltd. ADR	50,500	1,244,320

		28,882,515

Diversified Telecom Services: 1.9%
China Telecom Corp., Ltd. H Shares	20,988,000	7,913,772

Total Telecom Services		36,796,287

See footnotes on page 29.
800.789. ASIA [ 2742] WWW.matthewsfunds.com   27

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE

UTILITIES: 7.4%

Electric Utilities: 4.9%
Datang International Power Generation Co., Ltd. H Shares	10,516,000	$8,065,925
Huaneng Power International, Inc. H Shares	7,876,000	5,837,947
Guangdong Electric Power Development Co., Ltd. B Shares	8,471,726	3,865,999
Huaneng Power International, Inc. ADR	78,800	2,341,148

		20,111,019

Gas Utilities: 2.5%
Hong Kong and China Gas Co., Ltd.	4,957,400	10,224,935

Total Utilities		30,335,954

CONSUMER STAPLES: 4.1%

Food & Staples Retailing: 2.4%
Lianhua Supermarket Holdings Co., Ltd. H Shares	8,510,000	9,873,217

Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	6,836,207

Total Consumer Staples		16,709,424

MATERIALS: 3.9%

Construction Materials: 3.0%
Cheung Kong Infrastructure Holdings, Ltd.	3,734,500	$12,468,633

Metals & Mining: 0.9%
China Shenhua Energy Co., Ltd. H Shares **	3,000,000	3,519,243

Total Materials		15,987,876

HEALTH CARE: 2.0%

Pharmaceuticals: 1.2%
China Pharmaceutical Group, Ltd.**	25,466,000	4,825,749

Biotechnology: 0.8%
Global Bio-chem Technology Group Co., Ltd.	7,204,000	3,296,770
Global Bio-chem Technology Group Co., Ltd. Warrants Expires 5/31/07 **	1,089,000	9,827

		3,306,597

Health Care Equipment & Supplies: 0.0%
Moulin Global Eyecare Holdings ***	7,192,000	0

Total Health Care		8,132,346

28            MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

VALUE
TOTAL INVESTMENTS: 98.9%	$406,257,023
(Cost $339,644,483 ****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%	4,674,658

NET ASSETS: 100.0%	$410,931,681

*	As a percentage of net assets as of September 30, 2005

**	Non-income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $339,644,483 and net unrealized appreciation consists of:

Gross unrealized appreciation	$93,621,634
Gross unrealized depreciation	(27,009,094)

Net unrealized appreciation	$66,612,540

ADR American Depositary Receipt
See accompanying notes to schedules of investments.
800.789. ASIA [2742]             www.matthewsfunds.com            29

MATTHEWS JAPAN FUND

PORTFOLIO MANAGEMENT	SYMBOL: MJFOX
Portfolio Manager: Mark W. Headley
The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.
PORTFOLIO MANAGER COMMENTARY
For the three months ended September 30, 2005, the Matthews Japan Fund gained 8.51%, underperforming its benchmarks MSCI Developed Markets Japan Index, which gained 19.22%, and the TOPIX, which gained 17.57%. The Fund also underperformed the Lipper Japanese Funds Category Average, which gained 18.31%. Such significant underperformance is obviously of concern. As long-term, fundamentally driven investors with a fairly concentrated portfolio, we accept periods of underperformance as a necessary aspect of active management; we do not seek to mirror indices or have exposure to all areas of the market.
The Japanese equity markets made gains during the quarter as Prime Minister Koizumi’s landslide victory increased investor optimism, and economic conditions in Japan appeared to show signs of improvement. The Japanese yen, however, continued to weaken against the U.S. dollar, resulting in lower returns for U.S. dollar-based investors. Among the notable factors accounting for the divergence in the Fund’s performance versus its benchmarks was the Fund’s lack of exposure to the materials and energy sectors. Oil and commodity-related sectors, which had outperformed the broader Japanese equity market in the first part of the year, continued to strongly outperform for most of the quarter. Individual stock selection also hurt the Fund’s performance in some areas. However, the Fund’s concentration in the financials sector, which had detracted from Fund performance in the prior quarter, was one of the largest positive contributing sectors to performance during the third quarter. Other sectors that positively impacted the Fund’s performance during the quarter were consumer discretionary and industrials.
During the quarter, the Fund added to positions in the consumer discretionary sector while slightly reducing its positions in select telecommunications and media-related stocks due to changes in company-specific fundamentals. The overall positioning of the Fund remains largely unchanged; it remains focused on the long term and continues to concentrate its holdings in three core sectors: financials, consumer discretionary and technology.
30 MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
						SINCE
Fund Inception: 12/31/98	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION
Matthews Japan Fund	8.51%	3.66%	17.18%	21.75%	-0.57%	10.19%
MSCI Developed Markets Japan Index[2]	19.22%	12.31%	27.01%	18.70%	-0.93%	4.10%
TOPIX[3]	17.57%	12.48%	25.22%	19.18%	-0.86%	5.15%
Lipper Japanese Funds Category Average[4]	18.31%	13.36%	26.17%	17.67%	-3.71%	5.32%

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI Developed Markets Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan. Source: PFPC, Inc.

[3]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.

[4]	As of 9/30/05, the Lipper Japanese Funds Category Average consisted of 41 funds for the three-month, YTD and one-year periods; 37 funds for the three-year period; 32 funds for the five-year period; and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.30%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.38%
PORTFOLIO TURNOVER9

For the nine months ended 9/30/05 (annualized)[6]	19.97%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	5.30%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.41% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 17.16% (unaudited).
COUNTRY ALLOCATION11

Japan	97.8%
Cash and other	2.2%
SECTOR ALLOCATION11

Consumer Discretionary	35.9%
Financials	23.1%
Information Technology	14.8%
Industrials	7.4%
Health Care	5.8%
Consumer Staples	5.8%
Telecom Services	5.0%
Cash and other	2.2%
MARKET CAP EXPOSURE11

Large cap (over $5 billion)	55.9%
Mid cap ($1-$5 billion)	29.6%
Small cap (under $1 billion)	12.3%
Cash and other	2.2%

[11]	Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$16.71	$248.0 million	2.00% within 90 calendar days	None
800.789. ASIA [2742] www.matthewsfunds.com   31

MATTHEWS JAPAN FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: JAPAN: 97.8%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 35.9%

Household Durables: 8.4%
Sharp Corp.	461,000	$6,676,215
Matsushita Electric Industrial Co., Ltd.	377,000	6,386,284
Makita Corp.	286,000	5,794,574
Sony Corp. ADR	70,200	2,329,938

		21,187,011

Specialty Retail: 5.5%
Nitori Co., Ltd.	68,050	5,700,806
Yamada Denki Co., Ltd.	73,200	5,564,799
Gulliver International Co., Ltd.	21,570	2,280,127

		13,545,732

Hotels, Restaurants & Leisure: 4.5%
Resorttrust, Inc.	166,440	4,647,770
H.I.S. Co., Ltd.	170,500	3,739,826
MOS Food Service, Inc.	191,000	2,755,972

		11,143,568

Multiline Retail: 4.2%
Ryohin Keikaku Co., Ltd.	100,700	6,484,470
Mitsukoshi, Ltd.	802,000	3,878,594

		10,363,064

Leisure, Equipment & Products: 3.8%
Shimano, Inc.	209,000	5,633,721
Studio Alice Co., Ltd.	187,600	3,809,179

		9,442,900

Internet & Catalog Retail: 3.5%
Rakuten, Inc.	5,898	4,509,746
Askul Corp.	70,000	4,131,431
Belluna Co., Ltd.	781	24,630

		8,665,807

Automobiles: 3.4%
Honda Motor Co., Ltd. ADR	193,400	5,492,560
Toyota Motor Corp. ADR	30,600	2,826,522

		8,319,082

Media: 2.6%
Jupiter Telecommunications Co., Ltd.**	5,643	4,876,483
Fuji Television Network, Inc.	675	1,510,307

		6,386,790

Total Consumer Discretionary		89,053,954

FINANCIALS: 23.1%

Commercial Banks: 12.4%
The Sumitomo Trust and Banking Co., Ltd.	1,210,000	$9,955,426
Mizuho Financial Group, Inc.	1,491	9,482,928
The Joyo Bank, Ltd.	1,165,000	7,101,656
The Chiba Bank, Ltd.	485,000	3,943,402

		30,483,412

Capital Markets: 4.6%
Nomura Holdings, Inc.	395,000	6,127,511
Monex Beans Holdings, Inc.	4,570	5,394,468

		11,521,979

Real Estate: 3.1%
Japan Retail Fund Investment Corp. REIT	487	3,929,634
Japan Real Estate Investment Corp. REIT	459	3,699,656

		7,629,290

Insurance: 3.0%
T&D Holdings, Inc.	126,445	7,529,671

Total Financials		57,164,352

INFORMATION TECHNOLOGY: 14.8%

Software: 5.3%
Nintendo Co., Ltd.	61,915	7,221,235
Square Enix Co., Ltd.	219,400	6,068,675

		13,289,910

Office Electronics: 2.6%
Canon, Inc. ADR	117,900	6,397,254

Electronic Equipment & Instruments: 2.5%
Murata Manufacturing Co., Ltd.	41,300	2,302,933
Nidec Corp.	32,700	1,944,371
Nidec Corp. W/I **, ***	32,700	1,944,371

		6,191,675

IT Services: 2.3%
NIWS Co., Ltd.	4,734	5,671,459

Internet Software & Services: 2.1%
Macromill, Inc.	599	2,527,493
Kakaku.com, Inc. W/I **, ***	506	1,782,932
Kakaku.com, Inc.	253	891,473

		5,201,898

Total Information Technology		36,752,196

32     MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005

	SHARES	VALUE

INDUSTRIALS: 7.4%

Commercial Services & Supplies: 3.9%
Secom Co., Ltd.	158,500	$7,623,414
Toppan Forms Co., Ltd.	168,400	2,076,815

		9,700,229

Air Freight & Logistics: 2.0%
Yamato Transport Co., Ltd.	305,000	5,013,478

Building Products: 1.5%
Toto, Ltd.	464,000	3,678,647

Total Industrials		18,392,354

HEALTH CARE: 5.8%

Health Care Equipment & Supplies: 3.4%
Nakanishi, Inc.	48,000	5,006,342
Terumo Corp.	108,000	3,472,516

		8,478,858

Pharmaceuticals: 2.4%
Takeda Pharmaceutical Co., Ltd.	100,200	5,966,808

Total Health Care		14,445,666

CONSUMER STAPLES: 5.8%

Beverages: 2.1%
Ito En, Ltd.	111,600	5,220,190

Food Products: 1.8%
Hokuto Corp.	250,780	4,365,233

Personal Products: 1.3%
Shiseido Co., Ltd.	232,000	3,343,481

Food Staples & Retailing: 0.6%
Seven & I Holdings Co., Ltd. **	43,000	1,424,242

Total Consumer Staples		14,353,146

TELECOM SERVICES:5.0%

Diversified Telecom Services: 3.4%
Usen Corp.	185,170	$4,803,785
Nippon Telegraph and Telephone Corp. ADR	149,425	3,708,728

		8,512,513

Wireless Telecom Services: 1.6%
NTT DoCoMo, Inc.	2,211	3,934,302

Total Telecom Services		12,446,815

TOTAL INVESTMENTS: 97.8%		242,608,483
(Cost $210,261,554****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		5,362,859

NET ASSETS: 100.0%		$247,971,342

*	As a percentage of net assets as of September 30, 2005

**	Non–income producing security

***	Fair valued under direction of the Board of Trustees

****	Cost of investments is $210,261,554 and net unrealized appreciation consists of:

Gross unrealized appreciation	$37,151,451
Gross unrealized depreciation	(4,804,522)

Net unrealized appreciation	$32,346,929

ADR	American Receipt Depositary

REIT	Real Estate Investment Trust

W/I	When Issued Shares
See accompanying notes to schedules of investments.
800.789.ASIA [2742]     www. matthewsfunds.com       33

MATTHEWS KOREA FUND
SYMBOL: MAKOX
PORTFOLIO MANAGEMENT
Co–Managers: G. Paul Matthews and Mark W. Headley
The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea (“Korea”).
PORTFOLIO MANAGER COMMENTARY
For the three months ended September 30, 2005, the Matthews Korea Fund gained 20.44%, outperforming both its bench-mark KOSPI and the Lipper Pacific ex-Japan Funds Category Average, which gained 20.19% and 11.67%, respectively. The Korean equity market surged during the quarter and broke through the all-time high index level in local currency terms that was last reached in November 1994.
Inflows from domestic funds continued to push the market higher, while foreign net inflows remained modest. The level of interest in the equity market among local institutional and retail investors rose throughout the quarter. Nevertheless, the ownership level of the Korean market by local institutions remains relatively low when compared with other markets in Asia. The overall growth of the Korean economy picked up during the third quarter, mostly due to rising consumer demand and strong exports to China and the United States.
The Fund saw positive returns from the sectors in which it was invested during the quarter. The financials sector contributed most to Fund performance, followed by the consumer and information technology sectors; the utilities and materials sectors underperformed. As far as individual stocks, the Fund’s positions in an Internet search firm and a bank made the largest positive contributions to performance. Companies that derived most of their earnings from the domestic market generally performed well during the quarter, while cyclical stocks that strongly outperformed in the first half of the year slightly underperformed during the third quarter, contributing to the Fund’s relative per-formance.
During the quarter, the Fund added two new positions: one in the industrials sector and one in the consumer discretionary sector. During the quarter, the Fund was invested in approximately 40 individual securities across nine sectors. Its focus on the consumer, financials and technology sectors remained largely unchanged.
34       MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of September 30, 2005, unless otherwise noted.
PERFORMANCE AS OF SEPTEMBER 30, 20051

				Average Annual Total Returns
							SINCE
Fund Inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Korea Fund	20.44%	34.31%	57.20%	30.30%	25.23%	5.45%	4.78%
KOSPI[2]	20.19%	36.18%	61.54%	31.48%	17.02%	–0.22%	–0.25%
Lipper Pacific ex-Japan Funds Category Avg[3]	11.67%	17.88%	34.66%	27.05%	10.31%	4.79%	4.89%[4]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustain-able. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. Source: PFPC, Inc.

[3]	As of 9/30/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the three-month, YTD and one-year periods; 53 funds for the three-year period; 45 funds for the five-year period; 23 funds for the 10-year period; and 16 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Calculated from 12/31/94
OPERATING EXPENSES5 (ANNUALIZED)

For the nine months ended 9/30/05[6]	1.36%
For Fiscal Year 2004 (ended 12/31/04)[7,8]	1.31%
PORTFOLIO TURNOVER9

For the nine months ended 9/30/05 (annualized)[6]	4.92%
For Fiscal Year 2004 (ended 12/31/04)[7,10]	6.53%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited

[7]	Audited

[8]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s expense ratio for the 12-month period ended 12/31/04 would have been 1.44% (unaudited).

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[10]	For the four-month period ended 12/31/04 due to the Funds’ change of fiscal year. The Fund’s portfolio turnover ratio for the 12-month period ended 12/31/04 would have been 20.62% (unaudited).
COUNTRY ALLOCATION11

South Korea	98.9%
Cash and other	1.1%
SECTOR ALLOCATION11

Financials	20.5%
Information Technology	20.3%
Consumer Discretionary	17.0%
Consumer Staples	11.4%
Telecom Services	10.8%
Health Care	8.7%
Industrials	8.1%
Utilities	1.5%
Materials	0.6%
Cash and other	1.1%
MARKET CAP EXPOSURE 11

Large cap (over $5 billion)	45.3%
Mid cap ($1–$5 billion)	32.2%
Small cap (under $1 billion)	21.4%
Cash and other	1.1%

[11] Figures have been rounded to total 100.0%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$5.48	$195.2 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]     www.matthewsfunds.com      35

MATTHEWS KOREA FUND
SCHEDULE OF INVESTMENTS (Unaudited)
EQUITIES: SOUTH KOREA: 98.9%*

	SHARES	VALUE

FINANCIALS: 20.5%

Commercial Banks: 14.3%
Hana Bank	262,654	$9,690,636
Kookmin Bank	156,102	9,200,070
Shinhan Financial Group Co., Ltd.	195,082	6,786,274
Kookmin Bank ADR	38,339	2,271,586

		27,948,566

Capital Markets: 3.5%
Samsung Securities Co., Ltd.	159,625	6,730,714

Insurance: 2.7%
Samsung Fire & Marine Insurance Co., Ltd.	51,373	5,316,995

Total Financials		39,996,275

INFORMATION TECHNOLOGY: 20.3%

Semiconductors & Semiconductor Equipment: 10.7%
Samsung Electronics Co., Ltd.	33,141	18,674,564
Samsung Electronics Co., Ltd., Pfd.	5,260	2,288,491

		20,963,055

Internet Software & Services: 3.9%
NHN Corp. **	44,772	7,615,745

Software: 2.6%
NCsoft Corp. **	62,526	5,147,085

Computers & Peripherals: 1.6%
LG.Philips LCD Co., Ltd. ADR **	147,900	3,040,824

Electronic Equipment & Instruments: 1.5%
Daeduck GDS Co., Ltd.	164,500	1,600,072
Amotech Co., Ltd.	117,970	1,294,448

		2,894,520

Total Information Technology		39,661,229

CONSUMER DISCRETIONARY: 17.0%

Media: 5.3%
Cheil Communications, Inc.	26,190	$5,019,645
CJ Entertainment, Inc.	249,530	3,622,788
IHQ, Inc. **	132,680	1,041,351
GIIR, Inc.	37,090	604,245

		10,288,029

Automobiles: 5.2%
Hyundai Motor Co.	86,641	6,766,882
Hyundai Motor Co., Pfd.	67,900	3,448,682

		10,215,564

Multiline Retail: 3.8%
Hyundai Department Store Co., Ltd.	85,450	5,740,340
Taegu Department Store Co., Ltd.	133,110	1,715,697

		7,456,037

Internet & Catalog Retail: 2.4%
GS Home Shopping, Inc.	45,505	4,727,113

Textiles, Apparel & Luxury Goods: 0.3%
Handsome Co., Ltd.	56,699	581,389

Total Consumer Discretionary		33,268,132

CONSUMER STAPLES: 11.4%

Food Products: 4.4%
Nong Shim Co., Ltd.	17,390	4,507,901
ORION Corp.	15,760	2,794,059
Pulmuone Co., Ltd.	43,510	1,238,378

		8,540,338

Personal Products: 3.7%
AmorePacific Corp.	24,112	7,301,765

Beverages: 3.3%
Hite Brewery Co., Ltd.	52,531	6,494,010

Total Consumer Staples		22,336,113

36       MATTHEWS ASIAN FUNDS

	SHARES	VALUE

TELECOM SERVICES: 10.8%

Wireless Telecom Services: 8.0%
SK Telecom Co., Ltd.	57,415	$11,141,866
KT Freetel Co., Ltd.	95,231	2,386,479
SK Telecom Co., Ltd. ADR	96,700	2,111,928

		15,640,273

Diversified Telecom Services: 2.8%
KT Corp.	65,880	2,781,039
KT Corp. ADR	118,200	2,659,500

		5,440,539

Total Telecom Services		21,080,812

HEALTH CARE: 8.7%

Pharmaceuticals: 8.7%
Hanmi Pharm Co., Ltd.	65,351	6,118,632
Yuhan Corp.	39,433	5,177,116
LG Life Sciences, Ltd. **	85,790	3,169,338
Daewoong Pharmaceutical Co., Ltd.	83,960	2,590,812

Total Health Care		17,055,898

INDUSTRIALS: 8.1%
Commercial Services & Supplies: 5.8%

S1 Corp.	120,455	5,806,312
Sindo Ricoh Co., Ltd.	56,306	3,232,132
Shinsegae Food Systems Co., Ltd.	56,342	2,262,319

		11,300,763

Construction & Engineering: 1.2%
Tae Young Corp.	66,010	2,403,814

Industrial Conglomerates: 1.1%
GS Holdings Corp.	79,090	2,016,094

Total Industrials		15,720,671

UTILITIES: 1.5%

Electric Utilities: 1.2%
Korea Electric Power Corp.	68,510	$2,337,284

Gas Utilities: 0.3%
Samchully Co., Ltd.	5,470	529,439

Total Utilities		2,866,723

MATERIALS: 0.6%

Chemicals: 0.6%
LG Chem, Ltd.	24,420	1,050,750

Total Materials		1,050,750

TOTAL INVESTMENTS: 98.9%		193,036,603
(Cost $101,034,741***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		2,163,995

NET ASSETS: 100.0%		$195,200,598

*	As a percentage of net assets as of September 30, 2005

**	Non–income producing security

***	Cost of investments is $101,034,741 and net unrealized appreciation consists of:

Gross unrealized appreciation	$93,005,500
Gross unrealized depreciation	(1,003,638)

Net unrealized appreciation	$92,001,862

ADR	American Depositary Receipt
GDS	Global Depositary Shares
Pfd.	Preferred
See accompanying notes to schedules of investments.
800.789.ASIA [2742]     www.matthewsfunds.com      37

NOTES TO SCHEDULES OF INVESTMENTS
SIGNIFICANT ACCOUNTING POLICIES (unaudited)
A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (“the Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC, subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.
38       MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2005
B.	TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2004 were as follows:

	POST	POST
	OCTOBER	OCTOBER
	CAPITAL	CURRENCY
	LOSSES	LOSSES
Matthews Asia Pacific Fund	$—	($9,385)
Matthews Pacific Tiger Fund	—	(97,522)
Matthews Asian Growth and Income Fund	—	(68,447)
Matthews Asian Technology Fund	(35,907)	—
Matthews China Fund	(1,905,409)	—
Matthews Korea Fund	—	(52,643)
For Federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004, which expire in the year indicated, and are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010	2011	2012	TOTAL
Matthews Asian Technology Fund	($22,583)	($5,375,361)	($5,967,059)	($3,461,198)	$—	$—	($14,826,201)
Matthews China Fund	—	—	—	—	—	(78,979)	(78,979)
Matthews Japan Fund	—	—	—	(3,216,093)	—	—	(3,216,093)
For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.
800.789.ASIA [2742]     www. matthewsfunds.com                                          &nbs p;                                         &n bsp;           39

MATTHEWS ASIAN FUNDS	SEPTEMBER 30, 2005
BOARD OF TRUSTEES
Independent Trustees:
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano
Interested Trustee1:
David FitzWilliam-Lay
OFFICERS
G. Paul Matthews
Mark W. Headley
Manoj K. Pombra
John P. McGowan
Andrew T. Foster
Shai Malka
INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]
ACCOUNT SERVICES
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
800-789-ASIA [2742]
CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

1 As defined under the Investment Company Act of 1940, as amended.
40      MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS

800.789.ASIA [2742]
www.matthewsfunds.com

©2005 Matthews International Capital Management, LLC
MAT3Q-0905-60M-FST

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS 800.789.ASIA [2742]
www.matthewsfunds.com

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date	November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date	November 28, 2005

By (Signature and Title)*	/s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date	November 28, 2005

* Print the name and title of each signing officer under his or her signature.